Exhibit 99.1

CONSTELLATION BRANDS ANNOUNCES CONVERSION OF COMMON SHARES AND EXCHANGE OF PROMISSORY NOTE INTO EXCHANGEABLE SHARES OF CANOPY GROWTH CORPORATION

VICTOR, N.Y., Apr. 18, 2024 – Constellation Brands, Inc. (NYSE: STZ), a leading beverage alcohol company, announced today that its indirect, wholly-owned subsidiaries, Greenstar Canada Investment Limited Partnership (“Greenstar”) and CBG Holdings LLC (“CBG”), have converted (the "Conversion”) their common shares (“Common Shares”) of Canopy Growth Corporation (“Canopy”) into non-voting and non-participating exchangeable shares of Canopy (“Exchangeable Shares”). The amendment to Canopy’s share capital and the creation of the Exchangeable Shares were authorized by Canopy shareholders at a special meeting held on April 12, 2024 (the “Amendment”). Greenstar and Canopy also agreed to exchange (the “Note Exchange” and together with the Conversion, the “Transactions”) C$81.2 million of the principal amount of the C$100 million promissory note due December 2024 issued by Canopy (the “Note”) for Exchangeable Shares pursuant to an exchange agreement between Greenstar and Canopy (the “Exchange Agreement”). Pursuant to the Exchange Agreement, Greenstar forgave all accrued but unpaid interest on the Note together with the remaining principal amount of the Note. Constellation had previously disclosed its intention to complete the Transactions following Canopy shareholder approval of the Amendment.

“We are pleased to complete the conversion of our Common Share ownership interest in Canopy into Exchangeable Shares,” said Bill Newlands, Constellation’s President and CEO. “While we remain supportive of Canopy’s strategy, this Transaction is expected to eliminate the impact to our equity in earnings and is aligned to our intent to not deploy additional investment in Canopy as we’ve previously stated in our capital allocation priorities.”

Prior to the completion of the Transactions, Greenstar and CBG held an aggregate of 17,149,925 Common Shares (representing approximately 18.8% of the issued and outstanding Common Shares) after giving effect to the reverse stock split completed by Canopy in December 2023, and Greenstar also held the Note. Canopy issued Greenstar 9,111,549 Exchangeable Shares in connection with the Note Exchange, calculated based on a price per share of C$8.91.

As a result of the Transactions, Greenstar and CBG now hold an aggregate of 26,261,474 Exchangeable Shares, which Constellation believes to be all of the issued and outstanding Exchangeable Shares as of April 18, 2024, and no other securities of Canopy.

In connection with the Conversion, Greenstar, CBG, and Canopy have terminated the investor rights agreement, administrative services agreement, co-development agreement, and all other commercial arrangements between them and their subsidiaries, other than the consent agreement pursuant to which Greenstar and CBG consented to the Amendment, certain termination agreements, and the Exchange Agreement. As a result, Constellation has no further governance rights in relation to Canopy, including rights to nominate members to the Board of Directors of Canopy (the “Canopy Board”), or approval or consulting rights related to certain transactions of Canopy. All nominees of Constellation resigned from the Canopy Board effective April 18, 2024.

Pursuant to their terms, the Exchangeable Shares are convertible into Common Shares on a one-for-one basis at any time at the election of Greenstar and CBG. Greenstar and CBG do not intend to convert any of their outstanding Exchangeable Shares for Common Shares or own any Common Shares, in each case until such time as the U.S. domestic sale of marijuana could not reasonably be expected to violate the Controlled Substances Act, the Civil Asset Forfeiture Reform Act (as it relates to violation of the Controlled Substances Act), and all related applicable anti-money laundering laws. For early warning reporting purposes, Constellation will be deemed to beneficially own the Common Shares issuable on conversion of the Exchangeable Shares. Based on the assumptions noted above and assuming no further issuances of Common Shares or Exchangeable Shares, if Constellation were to convert all such Exchangeable Shares into Common Shares it would hold an aggregate of 26,261,474 Common Shares (representing approximately 26.2% of the currently issued and outstanding Common Shares, inclusive of the as-converted Exchangeable Shares).

IMPORTANT ADDITIONAL INFORMATION
Constellation has no other present plans or future intentions that relate to Canopy. Constellation may from time to time dispose of Exchangeable Shares or other securities of Canopy, convert its Exchangeable Shares into Common Shares (provided that Constellation does not intend to convert any of its outstanding Exchangeable Shares for Common Shares or own any Common Shares, in each case until such time as the U.S. domestic sale of marijuana could not reasonably be expected to violate the Controlled Substances Act, the Civil Asset Forfeiture Reform Act (as it relates to violation of the Controlled Substances Act), and all related applicable anti-money laundering laws), dispose of any Common Shares acquired upon exchange of Exchangeable Shares, or conduct other transactions, in the future, either on the open market or in private transactions, in each case, depending on a number of factors, including general market and economic conditions, other available investment opportunities, regulatory developments, or other factors determined by Constellation. Depending on market conditions, general economic and industry conditions, Canopy’s business and financial condition, and/or other relevant factors, Constellation may develop other plans or intentions in the future.

A copy of the early warning report filed in connection with this press release will be available on Canopy’s profile on SEDAR+ at www.sedarplus.ca or may be obtained by contacting Constellation’s Investor Center at 1‑888-922-2150.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans and objectives of management, as well as information concerning expected actions of third parties, including statements related to the Exchangeable Shares, Canopy’s strategy, the impact to Constellation’s equity in earnings, Constellation’s intent to not deploy additional investment in Canopy, and potential future transactions. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such actions will in fact occur or will occur on the timetable contemplated hereby. All forward-looking statements speak only as of the date of this news release and Constellation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this news release are subject to other risks and uncertainties, including the accuracy of all projections and other factors and uncertainties disclosed from time-to-time in Constellation’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2023 and Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2023, which could cause actual future performance to differ from current expectations. Constellation disclaims any responsibility for all disclosure issued by Canopy.

ABOUT CONSTELLATION BRANDS
Constellation Brands (NYSE: STZ) is a leading international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Our mission is to build brands that people love because we believe elevating human connections is Worth Reaching For. It’s worth our dedication, hard work, and calculated risks to anticipate market trends and deliver more for our consumers, shareholders, employees, and industry. This dedication is what has driven us to become one of the fastest-growing, large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Every day, people reach for our high-end, iconic imported beer brands such as those in the Corona brand family like the flagship Corona Extra, Modelo Especial and the flavorful lineup of Modelo Cheladas, Pacifico, and Victoria; our fine wine and craft spirits brands including The Prisoner Wine Company, Robert Mondavi Winery, Casa Noble Tequila, and High West Whiskey; and our premium wine brands such as Kim Crawford and Meiomi.

As an agriculture-based company, we have a long history of operating sustainably and responsibly. Our ESG strategy is embedded into our business and our work focuses on serving as good stewards of the environment, enhancing social equity within our industry and communities, and promoting responsible beverage alcohol consumption. These commitments ground our aspirations beyond driving the bottom line as we work to create a future that is truly Worth Reaching For.

To learn more, visit www.cbrands.com and follow us on X, Instagram, and LinkedIn.

MEDIA CONTACTS	INVESTOR RELATIONS CONTACTS
Amy Martin 585-678-7141 / amy.martin@cbrands.com Carissa Guzski 315-525-7362 / carissa.guzski@cbrands.com	Snehal Shah 847-385-4940 / snehal.shah@cbrands.com David Paccapaniccia 585-282-7227 / david.paccapaniccia@cbrands.com